UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 20, 2010

GLOBAL PHARM HOLDINGS GROUP, INC.

(Exact name of registrant as specified in Charter)

Delaware	333-152286	20-8767223
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

25/F New World Center, No. 6009 Yitian Road, Futian District, Shenzhen,
People’s Republic of China

  (Address of Principal Executive Offices)

86-755-83230226

 (Registrant’s Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 20, 2010, the Company changed its name from “Top Flight Gamebirds, Inc.” to “Global Pharm Holdings Group, Inc.” in order to better reflect the direction and business of the Company after the merger consummated on August 12, 2010.  The Company’s new corporate name will become effective in the market place on September 21, 2010.

A copy of the Certificate of Amendment is being filed as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01    Financial Statements and Exhibits.

Exhibits
3.1	Certificate of Amendment of Global Pharm Holdings Group, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	Global Pharm Holdings Group, Inc.

By:	/s/ An Fu
An Fu
Chief Financial Officer

3